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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 1, 1997

                               MONSANTO COMPANY
                               ----------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
                                   --------
                          (STATE OF INCORPORATION)

                1-2516                             43-0420020
                ------                             ----------
              (COMMISSION                         (IRS EMPLOYER
              FILE NUMBER)                     IDENTIFICATION NUMBER)

800 NORTH LINDBERGH BOULEVARD, ST. LOUIS, MISSOURI          63167
--------------------------------------------------          -----
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

                                (314) 694-1000
                                --------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

    In December 1996, the Board of Directors (the "Board") of Monsanto Company (the "Registrant") approved in principle a plan to spin off the Registrant's chemical operations to the holders of shares of common stock, par value $2.00 per share ("Monsanto Stock"), of the Registrant, by means of the distribution of all of the outstanding shares of common stock of a newly-formed, wholly-owned subsidiary of the Registrant (the "Spinoff"). Pursuant to this plan, following the Spinoff, the Registrant would operate its life sciences businesses, including agricultural products, pharmaceuticals and food ingredients; and a newly-formed corporation would produce and market a range of high-performance chemical-based materials, including nylon and acrylic fibers and fiber intermediates, Saflex(R) plastic interlayer, phosphorus derivatives and specialty chemicals (the "Chemicals Business") previously produced and marketed by the Registrant. On June 1, 1997, the Registrant and its subsidiaries commenced the transfer of the operating assets of the Chemicals Business to the newly formed wholly-owned subsidiary, incorporated in Delaware and later named Solutia Inc. ("Solutia"), or the appropriate subsidiaries of Solutia.

    By unanimous consent effective August 12, 1997, the Board declared the distribution on September 1, 1997, to the holders of record on August 20, 1997 of Monsanto Stock, of one share of common stock of Solutia and one preferred share purchase right of Solutia for every five shares of Monsanto Stock, subject to the satisfaction of certain conditions, including approval by the stockholders of the Registrant. The Registrant's stockholders approved the Spinoff and certain related matters at a special meeting held on August 18, 1997 (the "Special Meeting") and the Spinoff became effective on September 1, 1997. As a result of the Spinoff, Solutia is now an independent publicly-owned company.

    Additional information concerning the Registrant, Solutia and the Spinoff is contained in a Proxy Statement dated July 14, 1997 (the "Proxy Statement"), copies of which were mailed by the Registrant to holders of Monsanto Stock in connection with the Special Meeting and which was filed with the Securities and Exchange Commission. Information required by this Item and contained in the Proxy Statement is incorporated herein by reference to the Proxy Statement. In connection with the Spinoff, the Registrant and Solutia entered into certain agreements, copies of which are attached hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (b) Pro Forma Financial Information
        Unaudited pro forma condensed consolidated financial information reflecting the Spinoff.

    (c) Exhibits
        See the Exhibit Index at page 9 of this report.

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
                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    MONSANTO COMPANY
                                        ---------------------------------------
                                                      (Registrant)

                                        By          MICHAEL R. HOGAN
                                           ------------------------------------
                                                    Michael R. Hogan
                                              Vice President and Controller
                                             (Principal Accounting Officer)

Date: September 16, 1997

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                       MONSANTO COMPANY AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

           FOR THE PERIODS ENDED JUNE 30, 1997 AND DECEMBER 31, 1996


    The following unaudited pro forma condensed consolidated statement of financial position as of June 30, 1997 and the unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 1997 and for the year ended December 31, 1996 give effect to the Spinoff. The pro forma condensed consolidated statement of financial position is presented as if the Spinoff had occurred on June 30, 1997, and the pro forma condensed consolidated statements of income are presented as if the Spinoff had occurred as of the beginning of the periods presented. "The Company Restated" amounts show the effects on reported results of operations and financial position of Monsanto Company (the "Company") assuming the proposed Spinoff was consummated and, as a result, Solutia is reported as discontinued operations. "The Company Adjusted" amounts represent the estimated effect on reported results of operations and financial position of the Company of various agreements which will govern ongoing relationships between the Company and Solutia after the Spinoff. The pro forma information is presented for illustrative purposes only and may not be indicative of the results that would have been obtained had the Spinoff actually occurred on the dates assumed nor is it necessarily indicative of the future consolidated results of operations.

    The pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and the related notes thereto of the Company contained in its 1996 Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the quarter ended June 30, 1997. For more information concerning the Company, Solutia and the Spinoff, see the Company's Notice of Special Meeting of Stockholders and Proxy Statement, dated July 14, 1997, incorporated herein by reference.

                                       3
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
                                          MONSANTO COMPANY AND SUBSIDIARIES

                                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                         (IN MILLIONS, EXCEPT PER SHARE DATA)
                                                       UNAUDITED

                                                                SIX MONTHS ENDED JUNE 30, 1997
                                    ----------------------------------------------------------------------------------------
                                                             HISTORICAL                                    PRO FORMA
                                    ------------------------------------------------------------    ------------------------
                                                    DISCONTINUED OPERATIONS<FA>
                                                -------------------------------------      THE                        THE
                                      THE                     ADDITIONS                  COMPANY     ADDITIONS      COMPANY
                                    COMPANY     SOLUTIA      (DEDUCTIONS)    SUBTOTAL    RESTATED   (DEDUCTIONS)    ADJUSTED
                                    -------     -------      ------------    --------    --------   ------------    --------
NET SALES                           $5,426       $1,489          $(33)<FB>    $1,456     $3,970                     $ 3,970
Cost of Goods Sold                   2,727        1,124           (33)<FB>     1,073      1,654        $   (9)<FH>    1,644
                                                                  (17)<FC>                                 (1)<FI>
                                                                   (1)<FD>
                                    ------       ------          ----         ------     ------        ------       -------
Gross Profit                         2,699          365            18            383      2,316            10         2,326
Marketing, Administrative and
  Technological Expenses             1,586          173            (7)<FC>       177      1,409            (1)<FH>    1,408
                                                                   11 <FD>
Acquired In-process R&D                173                                                  173                         173
Amortization of Intangible
 Assets                                 71                                                   71                          71
                                    ------       ------          ----         ------     ------        ------       -------
OPERATING INCOME                       869          192            14            206        663            11           674
Interest Expense                       (98)         (21)           (8)<FF>       (29)       (69)                        (69)
Interest Income                         23                                                   23                          23
Other Income--net                       64           22                           22         42                          42
                                    ------       ------          ----         ------     ------        ------       -------
INCOME BEFORE INCOME TAXES             858          193             6            199        659            11           670
Income Taxes                           260           66             2 <FG>        68        192             4 <FJ>      196
                                    ------       ------          ----         ------     ------        ------       -------
INCOME FROM CONTINUING
 OPERATIONS                            598          127             4            131        467             7           474
INCOME FROM DISCONTINUED
 OPERATIONS                                                                                 131          (131)
                                    ------                                               ------        ------       -------
NET INCOME                          $  598                                               $  598        $ (124)      $   474
                                    ======                                               ======        ======       =======
Earnings per Share:
    Continuing Operations                                                                $ 0.77                     $  0.78
    Discontinued Operations                                                                0.22
                                                                                         ------                     -------
        Total                                                                            $ 0.99                     $  0.78
                                                                                         ======                     =======
Weighted average number
  of shares used in the
  calculation of earnings
  per share                                                                               606.5                       606.5
                                                                                         ======                     =======

      See Notes to Pro Forma Condensed Consolidated Financial Statements


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
                                           MONSANTO COMPANY AND SUBSIDIARIES

                                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                         (IN MILLIONS, EXCEPT PER SHARE DATA)
                                                       UNAUDITED

                                                                 YEAR ENDED DECEMBER 31, 1996
                                    ----------------------------------------------------------------------------------------
                                                             HISTORICAL                                    PRO FORMA
                                    -------------------------------------------------------------   ------------------------
                                                    DISCONTINUED OPERATIONS<FA>
                                                -------------------------------------      THE                        THE
                                      THE                     ADDITIONS                  COMPANY     ADDITIONS      COMPANY
                                    COMPANY     SOLUTIA      (DEDUCTIONS)    SUBTOTAL    RESTATED   (DEDUCTIONS)    ADJUSTED
                                    -------     -------      ------------    --------    --------   ------------    --------
NET SALES                           $9,262       $2,977          $(63)<FB>    $2,914     $6,348                     $ 6,348
Cost of Goods Sold                   4,918        2,325           (63)<FB>     2,260      2,658         $(10)<FH>     2,645
                                                                   (5)<FC>                                (3)<FI>
                                                                    3 <FD>
                                    ------       ------          ----         ------     ------         ----        -------
Gross Profit                         4,344          652             2            654      3,690           13          3,703
Marketing, Administrative and
  Technological Expenses             2,964          427           (59)<FC>       382      2,582           (2)<FH>     2,580
                                                                   14 <FD>
Amortization of Intangible
 Assets                                151                                                  151                         151
Restructuring Expenses and other
  special charges--net                 632          192            84 <FE>       276        356                         356
                                    ------       ------          ----         ------     ------         ----        -------
OPERATING INCOME                       597           33           (37)            (4)       601           15            616
Interest Expense                      (171)         (36)          (16)<FF>       (52)      (119)                       (119)
Interest Income                         51                                                   51                          51
Other Income--net                       63           36                           36         27                          27
                                    ------       ------          ----         ------     ------         ----        -------
INCOME BEFORE INCOME TAXES             540           33           (53)           (20)       560           15            575
Income Taxes                           155            1            12 <FG>        13        142            6 <FJ>       148
                                    ------       ------          ----         ------     ------         ----        -------
INCOME FROM CONTINUING
 OPERATIONS                            385           32           (65)           (33)       418            9            427
LOSS FROM DISCONTINUED
 OPERATIONS                                                                                 (33)          33
                                    ------                                               ------         ----        -------
NET INCOME                          $  385                                               $  385         $ 42        $   427
                                    ======                                               ======         ====        =======
Earnings (Loss) per Share:
    Continuing Operations                                                                $ 0.70                     $  0.71
    Discontinued Operations                                                               (0.06)
                                                                                         ------                     -------
        Total                                                                            $ 0.64                     $  0.71
                                                                                         ======                     =======
Weighted average number
  of shares used in the
  calculation of earnings
  per share                                                                               598.9                       598.9
                                                                                         ======                     =======

      See Notes to Pro Forma Condensed Consolidated Financial Statements

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

                                           MONSANTO COMPANY AND SUBSIDIARIES

                           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                                                  AS OF JUNE 30, 1997
                                                     (IN MILLIONS)
                                                       UNAUDITED
                                                                   HISTORICAL                        PRO FORMA
                                                       -----------------------------------    ------------------------
                                                                                    THE                         THE
                                                         THE          LESS        COMPANY      ADDITIONS      COMPANY
                                                       COMPANY     SOLUTIA<FK>    RESTATED    (DEDUCTIONS)    ADJUSTED
                                                       -------     -----------    --------    ------------    --------
ASSETS
Cash and cash equivalents                              $   176                    $   176       $   (75)<FL>   $  101
Trade receivables                                        2,884          430         2,454                       2,454
Miscellaneous receivables and prepaid expenses             552          108           444            (7)<FM>      437
Deferred income tax benefit                                381          110           271            (1)<FM>      276
                                                                                                      6
Inventories                                              1,452          288         1,164            (6)<FM>    1,158
                                                       -------       ------       -------       -------        ------
  Total Current Assets                                   5,445          936         4,509           (83)        4,426
                                                       -------       ------       -------       -------        ------
Net property                                             3,140          907         2,233           (49)<FM>    2,184
Investments in affiliates                                  676          388           288            35 <FM>      323
Intangible assets                                        2,257                      2,257                       2,257
Other assets                                             1,095          298           797          (123)<FO>      672
                                                                                                    (12)<FM>
                                                                                                     10
                                                       -------       ------       -------       -------        ------
Total Assets                                           $12,613       $2,529       $10,084       $  (222)       $9,862
                                                       =======       ======       =======       =======        ======
LIABILITIES AND SHAREOWNERS' EQUITY
Accounts payable                                       $   794       $  191       $   603       $   (10)<FM>   $  593
Accrued liabilities                                      1,670          420         1,250            (6)<FM>    1,204
                                                                                                    (32)<FO>
                                                                                                     (8)
Short-term debt                                          2,021                      2,021        (1,000)<FP>    1,021
                                                       =======       ======       =======       =======        ======
  Total Current Liabilities                              4,485          611         3,874        (1,056)        2,818
                                                       -------       ------       -------       -------        ------
Long-term Debt                                           1,551                      1,551           (29)<FP>    1,522
Postretirement liabilities                               1,545          615           930          (291)<FO>      639
Deferred income taxes and other liabilities                943          444           499                         499
Shareowners' Equity                                      4,089          859         3,230         1,154 <FQ>    4,384
                                                       =======       ======       =======       =======        ======
TOTAL LIABILITIES AND SHAREOWNERS' EQUITY              $12,613       $2,529       $10,084       $  (222)       $9,862
                                                       =======       ======       =======       =======        ======

                          See Notes to Pro Forma Condensed Consolidated Financial Statements

                                       6

                       MONSANTO COMPANY AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
           FOR THE PERIODS ENDED JUNE 30, 1997 AND DECEMBER 31, 1996
                                   UNAUDITED


<FA>   The "Discontinued Operations" columns in the unaudited pro forma condensed consolidated statements of income represent the historical results of operations of Solutia plus the effects of certain adjustments, which are reasonable in the opinion of the Company's management, to properly present such results as discontinued operations.

<FB>   To account for intercompany sales and costs from Solutia to the Company. These sales and costs were eliminated in the Company's consolidated financial statements, but are included in Solutia's historical financial results and must be added back to properly reflect the
       Company's sales to external parties after the Spinoff.

<FC>   To reverse the historical Company corporate allocation net of estimated corporate costs retained by Solutia after the Spinoff because Solutia will no longer be subject to the allocation of corporate expenses from the Company after the Spinoff. For purposes of the historical Solutia financial statements such expenses were allocated on the basis of the net capital employed by Solutia through March 31, 1997. For the three months ended March 31,
       1997 and the year ended December 31, 1996, $12 million and $85 million, respectively, of such expenses were allocated to Solutia. The estimated portions of such corporate costs directly attributable to Solutia were $5 million and $21 million, respectively, for the three months ended March 31, 1997 and the year ended December 31, 1996. Beginning April 1,
       1997, corporate expenses were not allocated on the basis of net capital employed, but were charged as actually incurred by Solutia and are reflected in Solutia's historical results.
       In addition, this adjustment allocates a portion of the 1997 gain on the settlement of certain insurance-related obligations to discontinued operations.

<FD>   To record the assumed reduction in retiree medical and pension costs as a result of the
       Spinoff. For the purpose of the Solutia historical financial statements, the annual costs for retiree medical and pension liabilities generally have been allocated based upon the percentage of payroll costs to the total Company payroll costs. In connection with the
       Spinoff, Solutia assumed retiree medical liabilities for its active employees and former employees who last worked at a Solutia facility. In addition, in connection with the
       Spinoff, Solutia assumed the pension liabilities, and received related assets, for its active employees and for certain former employees of Solutia who left the Company in earlier years. The amount of these liabilities assumed by Solutia is greater than the amounts allocated historically. As a result, pension and postretirement liabilities and costs for the Company will decrease after the Spinoff.

<FE>   To exclude from continuing operations the exit costs incurred by the Company prior to stockholder approval to separate Solutia. As a result of stockholder approval of the
       Spinoff, the Company will restate its consolidated financial statements to reflect Solutia as a discontinued operation. These exit costs will be classified with discontinued
       operations. The exit costs were not tax effected.

<FF>   To record additional interest expense allocated to discontinued operations as a result of
       Solutia's assumption of $1.029 billion of indebtedness primarily assumable commercial paper.
       The weighted average short-term commercial paper interest rates for the Company for the six months ended June 30, 1997 and the year ended December 31, 1996, were 5.57% and 5.35%, respectively.

<FG>   To record the estimated provision for income tax as a result of the pro forma adjustments referred to in Notes <FB> through <FD> and <FF> above at an estimated combined U.S. federal and state income tax rate of 38%.

<FH>   To record the estimated effect of new selling prices and arrangements on former intercompany sales from Solutia to the Company and the effect of continuing service agreements. Solutia will sell certain products to the Company under arms-length long-term contracts with formula-based or market-based pricing mechanisms. Solutia will also act as the agent for
       Monsanto in purchasing additional quantities of one of these products. The net effect of these changes in supply arrangements and prices is to reduce the Company's cost of goods sold.

<FI>   To record the estimated effect of transactions with the P4 Joint Venture. The amounts reflect assumed accrued expenses for option fee payments from the Company to Solutia for the six months ended June 30, 1997 and the

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

       year ended December 31, 1996, of $1 million and $2 million, respectively. These amounts are offset by assumed payments from Solutia to the Company of $2 million and $5 million for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively, for premiums related to production taken over certain specified levels.

<FJ>   To record the estimated provision for income tax as a result of the pro forma adjustments referred to in Notes <FH> and <FI> above at an estimated combined U.S. federal and state income tax rate of 38%.

<FK>   To eliminate the historical assets, liabilities and equity of Solutia as of June 30, 1997.

<FL>   To record the assumed contribution of $75 million in cash to Solutia as if it were made on
       June 30, 1997.

<FM>   To record the transfer of certain assets and liabilities to, and to record the Company's 60%
       investment in, the P4 Joint Venture. This venture will be accounted for as an equity affiliate by the Company. The remaining 40% interest was contributed to Solutia in connection with the Spinoff.

       To record the increase in the Company's deferred tax assets resulting from Solutia's having an estimated combined statutory U.S. federal and state income tax rate of 36%, which is less than the Company's estimated combined statutory U.S. federal and state income tax rate of
       38%. In addition, this adjustment records the assumption by Solutia of certain tax liabilities in accordance with the tax sharing agreement.

<FO>   To record the assumption of additional postretirement liabilities, principally for retiree medical and pensions, by Solutia and to eliminate the related deferred tax asset.

<FP>   To record the assumption of $1.029 billion of debt by Solutia, principally assumable commercial paper, from the Company.

<FQ>   To record the effect on stockholders' equity related to the pro forma adjustments referred to in Notes <FL> through <FP> above as follows (in millions of dollars):

               Transfer of debt                                                  $1,029

               Contribution of cash                                                 (75)

               Contribution of 40% interest in P4 Joint Venture                     (24)

               Effect of Solutia's assumed lower state tax rates on deferred
               tax balances and transfer of certain tax liabilities                  24

               Assumption of additional post-retirement liabilities
               (net of deferred tax benefit of $123)                                200
                                                                                 ------

                                                                                 $1,154
                                                                                 ======

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                                 EXHIBIT INDEX

    These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

EXHIBIT
NUMBER                                                   DESCRIPTION
-------                                                  -----------

   1     Omitted--Inapplicable

   2     1. Distribution Agreement by and between Monsanto Company and Solutia Inc., as of September 1, 1997, plus identification of contents of omitted schedules and exhibits and agreement to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

   4     Omitted--Inapplicable

  16     Omitted--Inapplicable

  17     Omitted--Inapplicable

  20     Notice of Special Meeting of Stockholders and Proxy Statement incorporated herein by reference to Schedule
         14A filed on July 14, 1997.

  23     Omitted--Inapplicable

  24     Omitted--Inapplicable

  27     Omitted--Inapplicable

  99     1. Employee Benefits and Compensation Allocation Agreement between Monsanto Company and Solutia Inc., dated as of September 1, 1997.

         2. Tax Sharing and Indemnification Agreement dated as of September 1, 1997, by and between Monsanto Company and Solutia Inc.

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